Delaware
Investments(SM)
-----------------------------------
A member of Lincoln Financial Group




[Fixed Income Artwork]
F I X E D  I N C O M E


Annual Report
2002




DELAWARE
Strategic Income Fund


[LOGO] POWERED BY RESEARCH.(SM)

Table
     of Contents

Letter to Shareholders                      1

Portfolio Management Review                 3

New At Delaware                             5

Performance Summary                         6

Financial Statements:

   Statement of Net Assets                  8

   Statement of Operations                 15

   Statements of Changes
     in Net Assets                         16

   Financial Highlights                    17

   Notes to Financial
     Statements                            21

   Report of Independent
     Auditors                              25

Board of Trustees/Officers                 26


     Funds are not FDIC insured and are not guaranteed.
     It is possible to lose the principal amount invested.

     Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)  Delaware Distributors, L.P.

Delaware Investments
       Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

 o  Astute security selection is essential when seeking a performance advantage.

 o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

 o U.S. growth equity
 o U.S. value equity
 o U.S. fixed income
 o International and global
 o U.S. structured-approach equity products

The Independent Research Advantage
Each center of expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

 o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

 o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

                                                  Delaware Strategic Income Fund
Letter                                            August 13, 2002
      to Shareholders

Recap of Events
It was another positive year for most bond investors, who have recently found themselves benefiting from global uncertainties and a U.S. stock market that's in retreat. Over the past year, as corporate scandals and current events dampened investors' enthusiasm for stocks, bonds again became attractive -- arguably to the point of becoming fashionable.

  "WITH EQUITIES STRUGGLING THIS PAST SPRING AND SUMMER, DEMAND HAS BEEN INCREASINGLY ROBUST IN THE FIXED-INCOME MARKETS."

It has been a long road traveled to reach this point. The U.S. bond markets' day-to-day functions were severely affected in the days following last fall's terrorist attacks, but the market showed its resilience by quickly returning to normal. Bond market volatility was acute following September 11, and particularly so after October 31, when the U.S. Treasury announced that it would no longer issue 30-year bonds, forcing investors to look only to the existing supply of long debt.

Major stock indexes are deeply entrenched in negative territory year-to-date. As a result, investors poured $73.9 billion into bond funds during 2002's first half (Source: AMG Data Services). The Lehman Brothers Aggregate Bond Index, a good measure of the broad U.S. fixed-income market, turned in a gain of +7.53% for the 12-month period ended July 31, 2002. During the last three months of the reporting period, the index gained close to three percentage points.

The slow pace of new issuance of corporate bonds in the second quarter hints that a sharp slowdown has occurred in corporate debt growth. According to ratings agency Moody's

Investors Service, much of the $234 billion annualized net corporate bond issuance in 2002's first quarter was used to refinance short-term obligations as opposed to increasing total debt.

As of July 31, 2002, the two-year U.S. Treasury note was yielding 2.19% and the 10-year note 4.44%. The 30-year Treasury bond yield was at 5.31%.

Meanwhile, the high rate of corporate bond defaults seen in recent years continued into 2002. Moody's reported the rate of debt defaults for 2002's first half at 10.3%. However, the rate seems to finally be in decline, once the much-troubled telecommunications industry is factored out of the calculation.

Delaware Strategic Income Fund posted a total return of +4.54% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2002. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, gained +7.53% for the same period. The Fund outperformed its peer group, the Lipper Multi-Sector Income Funds Average, which posted a gain of +1.37%. As of July 31, 2002, Delaware Strategic Income Fund's SEC 30-day yield was 6.48% (Class A shares).

Market Outlook
While weak economic data recently left open the possibility of the economy sliding back into recession, the consensus GDP forecast for the remainder of 2002 is for continued growth --a scenario we still consider to be the more likely outcome as the year progresses.

Assuming the recovery is able to continue at its tempered pace, we expect a gradual return of confidence in corporations, which we think should eventually provide a lift to both the equity and corporate bond markets.

Total Return
For the period ended July 31, 2002                                     One Year
Delaware Strategic Income Fund-- Class A Shares                         +4.54%
Lipper Multi-Sector Income Funds Average (127 funds)                    +1.37%
Lehman Brothers Aggregate Bond Index                                    +7.53%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on pages 6 and
7. The Lipper Multi-Sector Income Funds Average represents the average return of all multi-sector bond funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

In the short-term, the Federal Reserve is likely to keep the fed funds target rate low, or perhaps even reduce it, if faced with an additional wave of ominous data. A continuation of low rates could bode well for your Fund over the near term, as rising interest rates are typically not a welcome sign for bond investors. Going forward, you can expect Fund management to retain its intensive focus on the research process, as the credit environment remains tight and the cost of borrowing high for U.S. corporations.

Economic growth for the first quarter of this year was recently revised downward to a yearly rate of +5.0%, while second quarter gross domestic product was significantly less --reported in late July at just +1.1% (Source: U.S. Department of Commerce). The economy has now officially come through the 2001 recession, and the consensus forecast is for recovery. However, data released lately suggests that a "double-dip" recession, if not yet a likelihood, is still a possibility. Investors and traders alike continue to monitor the economic data for a sense of direction.

We remind investors that it is important to periodically reexamine the asset allocation within their investment portfolios. We believe that, for those individuals seeking high income and total return, Delaware Strategic Income Fund will continue to be an important diversified, fixed-income investment vehicle.

Thank you for your continued commitment to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                                  Delaware Strategic Income Fund
Portfolio                                         August 13, 2002
       Management Review

Fund Managers

Timothy L. Rabe
Senior Portfolio Manager
U.S. High-Yield Bonds

Paul Grillo
Senior Portfolio Manager
U.S. Investment-Grade Bonds

Joanna Bates
Senior Portfolio Manager
Non-U.S. Fixed Income and Emerging Markets

Christopher A. Moth
Senior Portfolio Manager
Non-U.S. Fixed Income and Currency

The Fund's Results
The fiscal year ended July 31, 2002 was generally a good one for fixed-income investors, but certainly not without its challenges. During the first half of our fiscal year, both U.S. and key European economies weakened, and interest rates declined. The effects of September 11 worsened the economic picture in the U.S. and left domestic bond markets uncommonly volatile during the months that followed.

In early 2002, signs began to emerge that the U.S. recession was ending, yet stock investors have largely ignored the recovery during much of the calendar year to date. The stock market's struggles have generally kept demand high in the fixed-income markets -- at a point in the economic cycle when one might expect interest rates to reverse course and bonds to struggle.

Generally, continued economic softness, negative equity returns, and a lack of confidence in corporate management all contributed to the Federal Reserve Board leaving rates unchanged at its August meeting in an effort to provide economic stimulus. The prolonged environment of low interest rates was especially beneficial to the U.S. Treasury market during the year. Short-term notes were especially attractive to investors during much of the spring, depressing yields on most short-term government issues.

In the corporate bond markets, credit continued to be the foremost issue, as the bond default rate remained high among lower-rated issues, and investors concerned with reports of corporate malfeasance sought out higher-rated credits.

The management team for Delaware Strategic Income Fund meets weekly to discuss the asset mix for our diversified fixed-income portfolio. In those meetings, we determine the Fund's asset allocation by taking into account forecasted real rates of return for each of the fixed-income classes in which the Fund invests.

As 2002 progressed, the weakening of the U.S. dollar, which we had been forecasting for some time, finally began to occur. This generally enhances the returns on foreign bonds, and as a result we allowed the Fund's allocation of non-dollar-denominated securities to rise during the second half of the fiscal year. As of July 31, 2002, non-U.S. bonds accounted for 39.73% of the Fund's net assets.

For the fiscal year ended July 31, 2002, your Fund returned +4.54% (Class A shares at net asset value with distributions reinvested), which beat the performance of its average peer fund, as represented by the +1.37% return of the Lipper Multi-Sector Income Funds Average. As of fiscal year end, the Fund's SEC 30-day yield was 6.48% (Class A shares).

Portfolio Highlights
U.S. High Yield Bonds -- Over the past year, our high-yield investment strategy has remained cautious, focusing on higher quality, lower yielding issues given the current risks in the high-yield market.

The past year proved challenging for the high-yield market. Banks' reluctance to lend money to high-yield borrowers has been detrimental to corporate growth, limiting their ability to fund improvements and acquire additional assets. While many banks have offloaded risk by selling loans to individual investors and mutual funds, we believe lending institutions are now positioned to extend credit to companies with solid assets and viable operations--a move that will ultimately bode well for the high-yield market.

The high-yield market has also witnessed an increase in "fallen angels" -- investment-grade bonds that have been downgraded to non-investment grade status. Through July 31, 2002, the rate of such downgrades exceeded new high-yield debt issuance by almost three times (Source: Moody's Investors Service). Because investment-grade issuers are typically larger and more financially secure than their high-yield counterparts, they can support higher levels of debt. However, when large, high-grade issuers fall to non-investment grade levels, as in the case of WorldCom, it can have a destabilizing effect on the entire high-yield market, and also increases the presence of companies with negative cash flow.

U.S. Investment-Grade Bonds -- As reported at mid-fiscal year, we have remained positioned in this section of the portfolio to take advantage of the high-quality fixed-income markets, which include various forms of non-Treasury debt.

As investors sought high-quality issues in the wake of September 11, Treasury yields continued to decline sharply. As a result, one of our strategies during the autumn of 2001 was to purchase high-quality corporate bonds that we felt would become attractive as demand increased for highly rated issues.

Treasury yields during much of the year have remained in decline, as a result of high demand for short-term Treasury notes along with low short-term interest rates.

During the year, the Fund benefited from its allocation to mortgage-backed securities. This asset type comes with very high credit ratings and provides the Fund with attractive income opportunities.

Non-U.S. Bonds -- The Salomon Smith Barney Non-U.S. World Government Bond Index made an impressive +15.57% gain during our fiscal second half, to finish with a total return of +13.51% for the 12-month period. The dollar weakened against key currencies during the second calendar quarter in 2002. This contributed significantly to these dollar-basis gains.

Our non-U.S. bond strategy has continued to be one which values both diversification and the use of purchasing power parity, which determines country allocations based upon their currency outlook. As of July 31, 2002, the Fund was invested in 20 countries other than the United States, with key allocations in Sweden, South Africa, and Poland. The Fund also held two "supranational" bonds, which are issued by international organizations that fund economic development projects.

As the "cheap" currencies of the world have risen sharply against the U.S. dollar, major currencies on the whole are now closer to fair value in our opinion. However, purchasing power parity valuations still suggest that the U.S. dollar (and British sterling) remains considerably overvalued in our view, and there are convincing reasons to expect a further slide in its value.

Outlook
Recent data seems to favor, at the very least, a stabilization of the U.S. economy. While growth is unlikely to return to the heady days of the late 1990s anytime soon, we expect a gradual return of confidence in corporations, which could provide a lift to both the equity and corporate bond markets.

With the interest rate picture still favorable for the near-term future, we think your Fund can continue to post positive total return numbers going forward. In any environment, we believe that Delaware Strategic Income Fund, with its widely diversified fixed-income portfolio, provides an excellent way for investors to access the world's bond markets.

New
   at Delaware

--------------------------------------------------------------------------------
Simplify your life.
          SIGN UP FOR DELAWARE'S NEW
                          eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.


[GRAPHIC OMITTED --- e:delivery logo]

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.


Take control with Delaware eDelivery!


If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.
--------------------------------------------------------------------------------

Delaware
       Strategic Income Fund

Fund Basics
As of July 31, 2002

--------------------------------------------------------------------------------
Fund Objectives:
To seek high current income and total return.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$26.13 million

--------------------------------------------------------------------------------
Number of Holdings:
301

--------------------------------------------------------------------------------
Fund Start Date:
October 1, 1996

--------------------------------------------------------------------------------
Your Fund Managers:
Timothy L. Rabe is Vice President/Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Paul Grillo joined Delaware Investments in 1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and a MBA from Pace University. Mr. Grillo is also a CFA charterholder.

Joanna Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Income at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Christopher A. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Mr. Moth joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DISAX
Class B DISBX
Class C DISCX

Fund Performance
Average Annual Total Returns

Through July 31, 2002                     Lifetime     Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 10/1/96)
Excluding Sales Charge                     +2.21%         +0.62%        +4.54%
Including Sales Charge                     +1.37%         -0.34%        -0.36%
--------------------------------------------------------------------------------
Class B (Est. 10/1/96)
Excluding Sales Charge                     +1.47%         -0.12%        +4.03%
Including Sales Charge                     +1.36%         -0.38%        +0.12%
--------------------------------------------------------------------------------
Class C (Est. 10/1/96)
Excluding Sales Charge                     +1.47%         -0.12%        +4.03%
Including Sales Charge                     +1.47%         -0.12%        +3.05%
--------------------------------------------------------------------------------

Delaware Strategic Income Fund invests in high-yield bonds (commonly known as 'junk bonds'), which involve a greater risk than high quality bonds. The Fund also invests in foreign bonds which are subject to risks not ordinarily associated with domestic bonds (e.g., currency, economic, and political risks).

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended July 31, 2002 for Delaware Strategic Income Fund's Institutional Class were +2.50%, +0.91%, and +5.08%, respectively. The Institutional Class shares were first made available on October 1, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Strategic Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DISIX

Delaware
       Strategic Income Fund

Performance of a $10,000 Investment
October 1, 1996 (Fund's inception) through July 31, 2002

Delaware Strategic Income Fund Performance of $10,000 investment chart


                  Delaware Strategic
                  Income Fund - Class       Lehman Brothers Aggregate
                        A Shares                    Bond Index
                  -------------------       -------------------------
       Oct-96           $9,636                        $10,000
       Jul-97          $10,476                        $10,669
       Jul-98          $11,102                        $11,508
       Jul-99          $10,792                        $11,793
       Jul-00          $10,528                        $12,496
       Jul-01          $10,333                        $14,082
       Jul-02          $10,802                        $15,144

Chart assumes $10,000 invested on October 1, 1996 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index at that month's end, October 31, 1996. After October 31, 1996, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                         Delaware Strategic Income Fund
       of Net Assets                              July 31, 2002


                                        Principal    Market
                                         Amount*  Value(U.S.$)
Agency Collateralized Mortgage Obligations - 1.23%
     Fannie Mae Series Interest Only Strip
        02-16 IG 6.00% 3/25/15       USD  36,500   $    4,533
     Freddie Mac Series
        2303 CW 8.50% 11/15/24            82,418       88,021
        T-11 A5 6.50% 1/25/15             47,742       48,328
        T-11 A6 6.50% 9/25/18             75,000       77,748
     GNMA Series
        98-9 B 6.85% 12/20/25            100,000      103,159
                                                   ----------
Total Agency Collateralized
   Mortgage Obligations (cost $ 318,451)              321,789
                                                   ----------


Agency Mortgage-Backed Securities - 7.88%
     Fannie Mae
        6.00% 4/1/17 to 6/1/32           338,344      343,974
        6.50% 10/1/16 to 8/1/31          427,199      439,908
        7.00% 11/1/30 to 7/1/32          263,599      274,556
        7.50% 2/1/30 to 10/1/31          167,133      176,458
     Freddie Mac 6.50% 8/1/31            275,000      282,821
     GNMA
        6.50% 12/15/23 to 3/15/32        264,512      273,401
        7.00% 6/15/31                    159,927      167,324
        7.50% 8/15/30                     55,000       58,197
        9.50% 9/15/17                     15,102       16,952
        10.00% 7/15/17                    22,210       25,326
                                                   ----------
Total Agency Mortgage-Backed
   Securities (cost $2,031,325)                     2,058,917
                                                   ----------
Agency Obligations - 0.69%
     Fannie Mae Global
        6.375% 8/15/07               AUD 324,000      179,760
                                                   ----------
Total Agency Obligations
   (cost $167,536)                                    179,760
                                                   ----------
Asset-Backed Securities - 1.98%
     Ford Credit Auto Ownership Trust
        Series 02-B A4 4.75% 8/15/06 USD  40,000       41,611
     MBNA Credit Card Master Note Trust Series
        01-A1 5.75% 10/15/08              60,000       64,142
     NationsCredit Grantor Trust Series
        97-1A 6.75% 8/15/13               59,924       63,902
     Peoplefirst.com Auto Receivables
        Owner Trust Series
        00-2 A4 6.43% 9/15/07            100,000      104,785
     Residential Asset Securities Series
        00-KS4 AI3 7.355% 1/25/26         75,695       77,009
     Sallie Mae Student Loan Trust Series
        02-3 A1 1.861% 7/25/06            15,894       15,895
        97-1 A2 2.313% 1/25/10            40,000       40,075
        97-4 A2 2.493% 10/25/10          110,000      111,134
                                                   ----------
Total Asset-Backed Securities
   (cost $506,158)                                    518,553
                                                   ----------

                                            Principal    Market
                                             Amount*  Value(U.S.$)
Commercial Mortgage-Backed Securities - 0.72%
     Commercial Series 00-C1 A1
        7.206% 8/15/33               USD      89,339 $   97,295
     First Union National Commercial
        Mortgage Series 02-C1 A2
        6.141% 2/12/34                        25,000     26,198
     Lehman Brothers UBS Commercial
        Mortgage Trust Series 01-C3 A2
        6.365% 12/15/28                       60,000     63,647
                                                     ----------
Total Commercial Mortgage-Backed
   Securities (cost $175,271)                           187,140
                                                     ----------
Corporate Bonds - 35.27%
Aerospace & Defense - 0.32%
     BE Aerospace 9.50% 11/1/08               55,000     50,325
     Sequa 9.00% 8/1/09                       35,000     34,388
                                                     ----------
                                                         84,713
                                                     ----------
Automobiles & Automotive Parts - 0.92%
    +Asbury Automotive Group 144A
        9.00% 6/15/12                         50,000     46,625
     CSK Auto 12.00% 6/15/06                  60,000     63,975
     Ford Motor 7.45% 7/16/31                 55,000     49,432
     Navistar International 9.375% 6/1/06     45,000     45,900
     Venture Holdings Trust 12.00% 6/1/09     90,000     34,650
                                                     ----------
                                                        240,582
                                                     ----------
Banking, Finance & Insurance - 1.80%
     Bank of Hawaii 6.875% 6/1/03             20,000     20,611
     BB&T 6.50% 8/1/11                        20,000     21,411
     Boeing Capital
        5.75% 2/15/07                         30,000     31,658
        6.50% 2/15/12                         10,000     10,676
     Citigroup 6.00% 2/21/12                  15,000     15,291
     Credit Suisse First Boston USA
        5.75% 4/15/07                         20,000     20,647
    +ERAC USA Finance 144A
        7.35% 6/15/08                         20,000     21,781
     Finova Group 7.50% 11/15/09             125,000     38,125
     Ford Motor Credit 6.875% 2/1/06          30,000     30,310
     General Electric Capital
        4.25% 1/28/05                         50,000     51,155
        6.00% 6/15/12                         20,000     20,366
     General Motors Acceptance
        6.125% 2/1/07                         15,000     15,087
        8.00% 11/1/31                         15,000     14,984
     International Lease Finance
        5.625% 6/1/07                         15,000     15,569
     Morgan Stanley Dean Witter
        6.60% 4/1/12                          25,000     25,908
    +North Fork Bancorp 144A
        5.875% 8/15/12                        10,000      9,974

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                            Principal    Market
                                             Amount*  Value(U.S.$)
Corporate Bonds (continued)
Banking, Finance & Insurance (continued)
     Popular 6.125% 10/15/06            USD   10,000 $   10,481
     Regions Financial 6.375% 5/15/12         20,000     21,115
     Sovereign Bancorp 10.50% 11/15/06        40,000     44,200
     Sprint Capital 6.875% 11/15/28           20,000     13,748
    +Zurich Capital Trust I 144A
          8.376% 6/1/37                       20,000     17,950
                                                     ----------
                                                        471,047
                                                     ----------
Buildings & Materials - 0.79%
     Building Materials 7.75% 7/15/05         50,000     41,750
     USX 9.375% 2/15/12                       90,000    112,957
     Valspar 6.00% 5/1/07                     20,000     20,769
     York International 6.625% 8/15/06        30,000     31,989
                                                     ----------
                                                        207,465
                                                     ----------
Cable, Media & Publishing - 3.48%
     ABC Family Worldwide 10.25% 11/1/07      13,573     14,387
     AOL Time Warner
          5.625% 5/1/05                        5,000      4,368
          7.70% 5/1/32                         5,000      3,860
     Charter Communications
          10.75% 10/1/09                     210,000    135,449
        **13.50% 1/15/11                     365,000    120,450
     Comcast Cable Communications
          6.75% 1/30/11                       10,000      8,660
     Echostar Broadband 10.375% 10/1/07      125,000    119,688
     Insight Midwest 10.50% 11/1/10          105,000     90,300
     Liberty Media
          7.75% 7/15/09                       10,000      9,570
          8.25% 2/1/30                        15,000     12,705
     Lodgenet Entertainment
          10.25% 12/15/06                     95,000     92,625
     Mediacom Broadband 11.00% 7/15/13       145,000    117,450
     Nextmedia Operating 10.75% 7/1/11        15,000     14,700
    +PanAmSat 144A 8.50% 2/1/12               70,000     64,400
     Scholastic 5.75% 1/15/07                 30,000     31,025
    +Von Hoffman 144A 10.25% 3/15/09          25,000     24,625
     WRC Media 12.75% 11/15/09                40,000     41,250
                                                     ----------
                                                        905,512
                                                     ----------
Chemicals - 2.42%
     FMC 6.375% 9/1/03                        60,000     58,373
    +Huntsman International 144A
          9.875% 3/1/09                       15,000     15,113
     IMC Global 6.55% 1/15/05                 65,000     59,617
     Lyondell Chemical 9.875% 5/1/07          75,000     70,500
     MacDermid 9.125% 7/15/11                110,000    113,850
     Praxair 6.15% 4/15/03                    15,000     15,388
    +SOI Funding 144A 11.25% 7/15/09         155,000    140,275

                                            Principal   Market
                                             Amount*  Value(U.S.$)
Corporate Bonds (continued)
Chemicals (continued)
     Solutia
          6.50% 10/15/02                USD   90,000 $   90,000
          6.72% 10/15/37                      85,000     69,275
                                                     ----------
                                                        632,391
                                                     ----------
Computers & Technology - 0.82%
     ASAT Finance 12.50% 11/1/06              71,500     53,983
     Fairchild Semiconductor
          International 10.375% 10/1/07       60,000     63,000
     Hewlett-Packard 5.50% 7/1/07             20,000     20,011
    +Seagate Technology 144A
          8.00% 5/15/09                       80,000     78,000
                                                     ----------
                                                        214,994
                                                     ----------
Consumer Products - 1.15%
     American Greetings 11.75% 7/15/08        40,000     43,100
    +Fortune Brands 144A 7.125% 11/1/04       15,000     16,140
     Maytag 6.875% 12/1/06                    15,000     16,476
     Remington Arms 9.50% 12/1/03             70,000     66,850
     Salton 12.25% 4/15/08                    55,000     54,450
     Service International 6.30% 3/15/03     105,000    102,900
                                                     ----------
                                                        299,916
                                                     ----------
Electronics & Electrical Equipment - 0.06%
     Johnson Controls 5.00% 11/15/06          15,000     15,267
                                                     ----------
                                                         15,267
                                                     ----------
Energy - 2.40%
    +Colonial Pipeline 144A
          7.63% 4/15/32                       15,000     15,905
     Denbury Resources 9.00% 3/1/08           45,000     43,875
     El Paso
          7.00% 5/15/11                       15,000     11,270
         +144A 7.875% 6/15/12                 15,000     11,572
     El Paso Energy Partners
          8.50% 6/1/11                        80,000     74,801
    +El Paso Natural Gas 144A
          8.375% 6/15/32                       5,000      4,455
    +Hanover Equipment Trust
          144A 8.50% 9/1/08                   55,000     46,475
     Kerr-McGee 5.875% 9/15/06                15,000     15,774
     Marathon Oil 5.375% 6/1/07               20,000     20,501
     Nabors Industries 6.80% 4/15/04          15,000     15,835
     National Fuel Gas 7.30% 2/18/03          15,000     15,380
    +Northern Border Pipeline 144A
          6.25% 5/1/07                        15,000     15,352
     Occidental Petroleum
          5.875% 1/15/07                      10,000     10,480
     Oneok 7.75% 8/15/06                      20,000     21,972
     Swift Energy 9.375% 5/1/12               30,000     28,500

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                           Principal     Market
                                            Amount*   Value(U.S.$)
Corporate Bonds (continued)
Energy (continued)
     Tennessee Gas Pipeline
          8.375% 6/15/32             USD      55,000 $   49,004
    +Transcontinental Gas Pipeline
          144A 8.875% 7/15/12                 70,000     60,900
     Transocean 6.75% 4/15/05                 25,000     26,860
     Union Oil Of California
          6.375% 2/1/04                       15,000     15,643
     Valero Energy 6.125% 4/15/07             15,000     15,814
     Vintage Petroleum
          7.875% 5/15/11                      25,000     22,625
          8.25% 5/1/12                        70,000     68,600
     Western Atlas 7.875% 6/15/04             15,000     16,266
                                                     ----------
                                                        627,859
                                                     ----------
Environmental Services - 0.31%
    +IESI 144A 10.25% 6/15/12                 60,000     56,700
    +Synagro Technologies 144A
          9.50% 4/1/09                        25,000     25,375
                                                     ----------
                                                         82,075
                                                     ----------
Food, Beverage & Tobacco - 2.83%
     Agrilink Foods 11.875% 11/1/08           35,000     36,575
     B&G Foods 9.625% 8/1/07                  50,000     50,813
  ***Big V Supermarkets 11.00% 2/15/04       350,000     33,250
     Constellation Brands 8.125% 1/15/12      80,000     81,600
     DiGiorgio 10.00% 6/15/07                 95,000     95,949
     Dimon 9.625% 10/15/11                    35,000     36,400
    +Fleming 144A 9.875% 5/1/12              125,000    110,624
     Ingles Markets 8.875% 12/1/11            75,000     73,313
     National Wine & Spirits
          10.125% 1/15/09                     50,000     48,250
     Perkins Family Restaurants
          10.125% 12/15/07                    60,000     59,700
     RJ Reynolds Tobacco 7.25% 6/1/12         50,000     51,602
     Tyson Foods
          6.625% 10/1/04                      25,000     26,338
          8.25% 10/1/11                       10,000     11,228
     UST
          8.80% 3/15/05                       15,000     16,702
         +144A 6.625% 7/15/12                  5,000      5,029
                                                     ----------
                                                        737,373
                                                     ----------
Funeral Services - 0.37%
     Stewart Enterprises 10.75% 7/1/08        90,000     97,200
                                                     ----------
                                                         97,200
                                                     ----------
Healthcare & Pharmaceuticals - 1.80%
     Anthem 4.875% 8/1/05                      5,000      4,983
     Concentra Operating 13.00% 8/15/09       50,000     56,250
    +Extendicare Health Services 144A
          9.50% 7/1/10                       100,000     99,124
     Fresenius Medical Care Capital Trust
          7.875% 2/1/08                       75,000     65,063
     Hanger Orthopedic Group
          10.375% 2/15/09                     50,000     50,750

                                          Principal     Market
                                           Amount*   Value (U.S.$)
Corporate Bonds (continued)
Healthcare & Pharmaceuticals (continued)
     Healthsouth 10.75% 10/1/08      USD      70,000 $   72,100
     Triad Hospitals 8.75% 5/1/09             95,000     98,325
     Wyeth 6.70% 3/15/11                      25,000     24,845
                                                     ----------
                                                        471,440
                                                     ----------
Home Builders - 0.97%
     Beazer Homes USA 8.625% 5/15/11          55,000     54,588
     D.R. Horton 9.75% 9/15/10                60,000     59,400
     Ryland Group 8.25% 4/1/08                70,000     69,125
    +Technical Olympic USA 144A
        9.00% 7/1/10                          75,000     70,968
                                                     ----------
                                                        254,081
                                                     ----------
Leisure, Lodging & Entertainment - 3.89%
     Argosy Gaming 10.75% 6/1/09              85,000     91,905
     Boyd Gaming 9.50% 7/15/07                75,000     76,969
    +Chumash Casino 144A 9.00% 7/15/10        60,000     61,350
    +Circus & Eldorado 144A
        10.125% 3/1/12                        80,000     78,000
     Extended Stay America
        9.875% 6/15/11                        50,000     50,000
     Host Marriot REIT 8.375% 2/15/06         55,000     53,694
    +John Q Hammons Hotels 144A
        8.875% 5/15/12                        55,000     52,663
     Mandalay Resort Group
        10.25% 8/1/07                         60,000     63,900
     Meristar Hospitality Operating
        Partnership REIT 10.50% 6/15/09       55,000     55,275
     Park Place Entertainment
        9.375% 2/15/07                        45,000     46,744
     Penn National Gaming
        11.125% 3/1/08                        85,000     91,588
    +Regal Cinemas 144A 9.375% 2/1/12         35,000     35,875
     RFS Partnership REIT 9.75% 3/1/12       130,000    130,649
     Six Flags 9.50% 2/1/09                   70,000     70,000
     Wheeling Island Gaming
        10.125% 12/15/09                      55,000     56,100
                                                     ----------
                                                      1,014,712
                                                     ----------
Metals & Mining - 0.79%
    +Jorgensen Earle M. 144A
        9.75% 6/1/12                          95,000     93,100
     Newmont Mining
        8.625% 5/15/11                        20,000     22,457
    +Oregon Steel Mills 144A
        10.00% 7/15/09                        90,000     91,800
                                                     ----------
                                                        207,357
                                                     ----------
Miscellaneous - 0.06%
    +Science Applications International
        144A 6.25% 7/1/12                     15,000     15,170
                                                     ----------
                                                         15,170
                                                     ----------

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                          Principal      Market
                                           Amount*    Value(U.S.$)
Corporate Bonds (continued)
Packaging & Containers - 1.21%
     AEP Industries 9.875% 11/15/07   USD     80,000 $   78,400
    +Graphic Packaging 144A
        8.625% 2/15/12                        65,000     64,675
     Plastipak 10.75% 9/1/11                  50,000     53,813
     Portola Packaging
        10.75% 10/1/05                        50,000     51,250
     Radnor 10.00% 12/1/03                    35,000     31,675
     Silgan 9.00% 6/1/09                      35,000     35,700
                                                     ----------
                                                        315,513
                                                     ----------
Paper & Forest Products - 0.41%
     Fort James 6.625% 9/15/04                15,000     14,046
     Georgia Pacific
        9.50% 12/1/11 to 5/15/22              80,000     73,257
    +Weyerhaeuser 144A 5.50% 3/15/05          20,000     20,801
                                                     ----------
                                                        108,104
                                                     ----------
Real Estate - 1.25%
     Health Care REIT 7.50% 8/15/07          105,000    110,712
     Highwoods Properties REIT
        6.75% 12/1/03                         10,000     10,309
     Nationwide Health Properties REIT
        7.06% 12/5/06                        100,000    105,103
     Senior Housing Properties Trust REIT
        8.625% 1/15/12                        65,000     65,000
     Tanger Properties REIT 9.125% 2/15/08    35,000     35,558
                                                     ----------
                                                        326,682
                                                     ----------
Retail - 1.88%
     Delhaize America 9.00% 4/15/31            5,000      5,274
     Federated Department Stores
        8.125% 10/15/02                       10,000     10,099
     Gap 10.55% 12/15/08                      65,000     65,304
     J Crew Operating 10.375% 10/15/07        90,000     76,050
     Kroger 8.15% 7/15/06                     10,000     11,284
     Lowe's Companies 7.50% 12/15/05          25,000     27,855
     Office Depot 10.00% 7/15/08              85,000     93,075
     Petco Animal Supplies
        10.75% 11/1/11                        80,000     86,400
     Saks 7.25% 12/1/04                       70,000     68,250
     Wendy's International
        6.20% 6/15/14                         15,000     15,738
        6.25% 11/15/11                        30,000     31,404
                                                     ----------
                                                        490,733
                                                     ----------

                                          Principal      Market
                                           Amount*    Value(U.S.$)
Corporate Bonds (continued)
Telecommunications - 1.57%
        AT&T
             6.50% 3/15/29           USD      20,000 $   14,043
            +144A 6.50% 11/15/06              25,000     22,774
        AT&T Wireless
             6.875% 4/18/05                   10,000      7,905
             8.125% 5/1/12                    40,000     30,262
        Citizens Communications
             6.375% 8/15/04                   20,000     17,064
        Crown Castle 10.75% 8/1/11           145,000     98,599
       +Intelsat 144A 7.625% 4/15/12          20,000     20,590
      **Nextel Communications
             10.65% 9/15/07                   45,000     30,994
             9.75% 10/31/07                   30,000     19,425
        SBA Communications 10.25% 2/1/09      30,000     16,200
      **TeleCorp PCS 11.625% 4/15/09          64,000     45,920
        Time Warner
        Telecommunications
             9.75% 7/15/08                   110,000     37,950
       +Verizon Wireless Capital 144A
             5.375% 12/15/06                  55,000     49,435
                                                     ----------
                                                        411,161
                                                     ----------
Textiles, Apparel & Furniture - 0.37%
        Levi Strauss 6.80% 11/1/03           105,000     96,338
                                                     ----------
                                                         96,338
                                                     ----------
Transportation & Shipping - 1.20%
        American Airlines 6.817% 5/23/11      25,000     24,512
        Delta Air Lines 7.299% 9/18/06        20,000     20,329
        Hornbeck Offshore Services
             10.625% 8/1/08                   60,000     61,500
        Kansas City Southern Railway
             9.50% 10/1/08                    65,000     70,200
        Petroleum Helicopters 9.375% 5/1/09  135,000    137,699
                                                     ----------
                                                        314,240
                                                     ----------
Utilities - 2.20%
        Avista
             7.75% 1/1/07                     25,000     25,530
             9.75% 6/1/08                     45,000     47,006
        Calpine 10.50% 5/15/06               100,000     54,000
        Carolina Power & Light
             6.50% 7/15/12                    20,000     20,006
        Consumers Energy
             6.00% 3/15/05                    15,000     13,567
             6.20% 5/1/03                     50,000     48,793
        Detroit Edison 5.05% 10/1/05          15,000     15,065

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                          Principal      Market
                                           Amount*    Value(U.S.$)
Corporate Bonds (continued)
Utilities (continued)
     Florida Power 8.00% 12/1/22      USD   20,000    $    20,835
     Midland Funding II
        11.75% 7/23/05                     175,000        168,215
     Mission Energy 13.50% 7/15/08          15,000          6,075
     Orion Power Holdings
        12.00% 5/1/10                       60,000         42,900
     PG&E National Energy
        10.375% 5/16/11                     70,000         51,879
     PSEG Energy Holdings
        9.125% 2/10/04                      10,000          7,518
     Sempra Energy 6.80% 7/1/04             10,000         10,424
     Southern Capital Funding
        5.30% 2/1/07                        20,000         20,780
    +Western Energy 144A
        9.75% 5/1/07                        25,000         22,647
                                                      -----------
                                                          575,240
                                                      -----------
Total Corporate Bonds (cost $9,716,663)                 9,217,165
                                                      -----------
Foreign Bonds - 39.73%
Australia - 1.84%
     Apache Finance Property
        7.00% 3/15/09                       20,000         22,420
     Queensland Treasury
        6.00% 6/14/11                 AUD  850,000        457,343
                                                      -----------
                                                          479,763
                                                      -----------
Austria - 2.54%
     Bank of Austria 10.875% 11/17/04      780,000        469,670
     Republic of Austria 7.25% 5/3/07 DEM  300,000        167,451

    +Sappi Papier 144A
        6.75% 6/15/12                 USD   10,000         10,413
        7.50% 6/15/32                       15,000         15,593
                                                      -----------
                                                          663,127
                                                      -----------
Bahamas - 0.32%
     Teekay Shipping 8.875% 7/15/11         80,000         82,800
                                                      -----------
                                                           82,800
                                                      -----------
Brazil - 0.97%
    +Banco Nac Desenv 144A
        9.625% 12/12/11                      5,000          3,013
     Brazil Development Fund
        9.625% 12/12/11                     10,000          6,025
     Federal Republic of Brazil
        11.00% 8/17/40                     550,000        243,375
                                                      -----------
                                                          252,413
                                                      -----------
British Virgin Islands - 0.21%
     ChipPAC International 12.75% 8/1/09    55,000         54,725

                                                      -----------
                                                           54,725
                                                      -----------

                                          Principal      Market
                                           Amount*    Value(U.S.$)
Foreign Bonds (continued)
Canada - 4.54%
   Ainsworth Lumber
        13.875% 7/15/07              USD     15,000 $    16,275
     Alcan 7.25% 3/15/31                     25,000      26,788
     Burlington Resources Finance
        5.70% 3/1/07                         15,000      15,714
     Calpine Canada Energy Finance
        8.50% 5/1/08                         95,000      49,875
   +Compton Petroleum 144A
        9.90% 5/15/09                        60,000      60,300
   +CP Ships 144A 10.375% 7/15/12            70,000      71,225
     Fairfax Financial Holdings
        7.75% 12/15/03                      100,000      92,035
     Falconbridge 7.35% 6/5/12               20,000      21,140
     Great Lakes Power 9.00% 8/1/04          10,000      10,624
     Methanex 8.75% 8/15/12                  90,000      91,350
     Nexen 7.875% 3/15/32                    20,000      20,821
     Norske Skog Canada
        8.625% 6/15/11                       70,000      70,875
     Ontario Province 6.25% 12/3/08  NZD    850,000     386,755
     Rogers Cable 7.875% 5/1/12      USD     10,000       8,456
     Rogers Cablesystems
        10.00% 3/15/05                      120,000     124,800
     Telus 7.50% 6/1/07                      35,000      21,700
     Tembec Industries 8.50% 2/1/11          80,000      80,800
     Thomson 5.75% 2/1/08                    20,000      20,470
                                                    -----------
                                                      1,190,003
                                                    -----------

Chile - 0.21%
     Banco Santander 6.50% 11/1/05           30,000      31,722
     Republic of Chile 5.125% 7/25/05EUR     25,000      23,745
                                                    -----------
                                                         55,467
                                                    -----------
France - 1.44%
     France Government
        5.50% 4/25/10                       270,000     276,302
     France Telecom
        8.25% 3/1/11                 USD     45,000      45,171
        8.50% 3/1/31                         55,000      54,858
                                                    -----------
                                                        376,331
                                                    -----------
Germany - 1.18%
     Deutschland Republic
        4.75% 7/4/28                 EUR    340,000     308,902
                                                    -----------
                                                        308,902
                                                    -----------
Greece - 1.60%
     Hellenic Republic
        8.60% 3/26/08                       205,429     240,413
        8.70% 4/8/05                        160,000     176,693
                                                    -----------
                                                        417,106
                                                    -----------
Italy - 1.18%
     Italy Government International
        5.75% 7/25/16                       300,000     309,542
                                                    -----------
                                                        309,542
                                                    -----------

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                          Principal      Market
                                           Amount*    Value(U.S.$)
Foreign Bonds (continued)
Luxembourg - 0.29%
     Tyco International Group
        6.375% 10/15/11             USD    100,000   $    74,642
                                                     -----------
                                                          74,642
                                                     -----------
Mexico - 2.08%
     United Mexican States Global
        7.375% 7/6/06               EUR    250,000       244,154
        8.25% 2/24/09               DEM    600,000       300,147
                                                     -----------
                                                         544,301
                                                     -----------
New Zealand - 0.34%
     New Zealand Government
        6.00% 11/15/11              NZD    130,000        58,781
        8.00% 11/15/06                      60,000        29,949
                                                     -----------
                                                          88,730
                                                     -----------
Norway - 0.06%
    +Norske Skogindustrier 144A
        7.625% 10/15/11             USD     15,000        16,117
                                                     -----------
                                                          16,117
                                                     -----------
Poland - 3.70%
     Poland Government
        6.00% 5/24/09               PLZ  1,000,000       218,866
        12.00% 10/12/03                  3,000,000       747,613
                                                     -----------
                                                         966,479
                                                     -----------
Singapore - 0.06%
    +Singapore Telecom 144A
        6.375% 12/1/11              USD     15,000        15,077
                                                     -----------
                                                          15,077
                                                     -----------
South Africa - 4.35%
     Eskom 11.00% 6/1/08            ZAR  4,500,000       424,806
     Republic of South Africa
        12.50% 12/21/06                  2,000,000       203,581
        Series 153 13.00% 8/31/10        2,500,000       264,962
     Transnet 16.50% 4/1/10              2,000,000       244,018
                                                     -----------
                                                       1,137,367
                                                     -----------
Spain - 2.73%
     Spanish Government
        5.15% 7/30/09               EUR    710,000       714,596
                                                     -----------
                                                         714,596
                                                     -----------
Supranational - 3.83%
     International Bank
     Reconstruction
        & Development 5.50% 11/3/08 NZD  1,200,000       531,655
     International Finance 6.75% 7/15/09 1,000,000       467,834
                                                     -----------
                                                         999,489
                                                     -----------
Sweden - 4.38%
     Swedish Government
        8.00% 8/15/07               SEK  7,200,000       860,130
        10.25% 5/5/03                    2,600,000       284,652
                                                     -----------
                                                       1,144,782
                                                     -----------

                                          Principal     Market
                                           Amount*   Value(U.S.$)
Foreign Bonds (continued)
United Kingdom - 1.88%
        Amvescap 6.60% 5/15/05       USD     20,000 $    21,532
        Halifax 5.625% 7/23/07       DEM    900,000     459,572
        XL Capital USD Europe 6.50% 1/15/12  10,000      10,086
                                                    -----------
                                                        491,190
                                                    -----------
   Total Foreign Bonds (cost $11,506,921)            10,382,949
                                                    -----------
U.S. Treasury Obligations - 1.80%
        U.S. Treasury Bonds
             5.375% 2/15/31                 270,000     272,784
           ++8.125% 8/15/19                  90,000     118,307
        U.S. Treasury Inflation
             Index Note 3.375% 4/15/32       20,259      21,627
        U.S. Treasury Notes
             2.875% 6/30/04                   5,000       5,067
             3.25% 5/31/04                    5,000       5,104
             4.875% 2/15/12                  45,000      46,438
                                                    -----------
Total U.S. Treasury Obligations
     (cost $ 443,991)                                   469,327
                                                    -----------

                                          Number of      Market
                                           Shares         Value
Common Stock - 1.53%
        Equity Office Properties Trust        1,500      39,570
        JDN Realty                           10,600     127,730
        Keystone Property Trust               4,000      62,000
        ProLogis                              5,200     132,600
        Ramco-Gershenson Properties           1,800      36,720
                                                    -----------
Total Common Stock (cost $387,899)                      398,620
                                                    -----------
Preferred Stock - 0.64%
Cayman Islands - 0.10%
        Centaur Funding 9.08%                   300      27,169
                                                    -----------
                                                         27,169
                                                    -----------
United States - 0.54%
        Intermedia Communications
             PIK 13.50%                          10          58
        LaSalle Hotel Properties 10.25%       5,300     139,124
                                                    -----------
                                                        139,182
                                                    -----------
Total Preferred Stock (cost $163,626)                   166,351
                                                    -----------

                                          Principal
                                           Amount*
Repurchase Agreements - 9.99%
        With BNP Paribas 1.79% 8/1/02
             (dated 7/31/02, collateralized
             by $909,000 U.S. Treasury
             Bills due 8/8/02, market
             value $908,589)         USD    889,000     889,000

Statement                                         Delaware Strategic Income Fund
       of Net Assets (continued)

                                          Principal     Market
                                           Amount*   Value(U.S.$)
Repurchase Agreements (continued)
     With J.P. Morgan Securities
        1.77% 8/1/02 (dated 7/31/02,
        collateralized by $311,000
        U.S. Treasury Notes 11.125%
        due 8/15/03, market value
        $356,902 and $386,000 U.S.
        Treasury Notes 10.75% due
        8/15/05, market value $492,861)    833,000   $   833,000
     With UBS Warburg 1.79% 8/1/02
        (dated 7/31/02, collateralized
        by $386,000 U.S. Treasury
        Notes 3.625% due 8/31/03,
        market value $399,593,
        $386,000 U.S. Treasury
        Notes 5.875% due 2/15/04,
        market value $418,968,
        $78,000 U.S. Treasury Notes
        6.50% due 10/15/06, market
        value $88,466)               USD   888,000       888,000
                                                     -----------
Total Repurchase Agreements
   (cost $2,610,000)                                   2,610,000
                                                     -----------

Total Market Value of Securities - 101.46%
   (cost $28,027,841)                                 26,510,571
Liabilities Net of Receivables
   and Other Assets - (1.46%)                           (381,490)
                                                     -----------
Net Assets Applicable to 6,931,980
   Shares Outstanding - 100.00%                      $26,129,081
                                                     ===========

Net Asset Value - Delaware Strategic Income Fund
   Class A ($8,931,516 / 2,368,335 Shares)                 $3.77
                                                           -----
Net Asset Value - Delaware Strategic Income Fund
   Class B ($11,826,853 / 3,138,107 Shares)                $3.77
                                                           -----
Net Asset Value - Delaware Strategic Income Fund
   Class C ($3,086,474 / 818,935 Shares)                   $3.77
                                                           -----
Net Asset Value - Delaware Strategic Income Fund
   Institutional Class ($2,284,238 / 606,603 Shares)       $3.77
                                                           -----

Components of Net Assets at July 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                $39,791,001
Distributions in excess of net investment income        (355,161)
Accumulated net realized loss on investments         (11,790,570)
Net unrealized depreciation of investments
   and foreign currencies                             (1,516,189)
                                                     -----------
Total net assets                                     $26,129,081
                                                     ===========

Summary of Abbreviations:
GNMA - Ginnie Mae
PIK - Pay-in-kind
REIT - Real Estate Investment Trust

AUD - Australian Dollar
DEM - German Mark
EUR - European Monetary Unit
NZD - New Zealand Dollar
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar
ZAR - South African Rand

* Principal amount is stated in the currency in which each bond is denominated.

**  Zero coupon bond. The interest rate shown is the step-up rate.

*** Non-income producing security. Security is currently in default.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 10 in "Notes to Financial Statements".

++  Fully or partially pledged as collateral for financial futures contracts.

+++ Distributions in excess of net investment income includes net realized gains
    (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.


Net Asset Value and Offering Price
   per Share -- Delaware Strategic Income Fund
Net asset value Class A (A)                                $3.77
Sales charge (4.75% of offering price,
   or 5.04% of the amount invested per share) (B)           0.19
                                                           -----
Offering price                                             $3.96
                                                           -----

(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                         Delaware Strategic Income Fund
     of Operations                                Year Ended July 31, 2002

Investment Income:
   Interest                                                                               $2,004,981
   Dividends                                                                                  42,318   $ 2,047,299
                                                                                          ----------   -----------

Expenses:
   Management fees                                                                           175,108
   Dividend disbursing and transfer agent fees and expenses                                  121,394
   Distribution expenses-- Class A                                                            24,330
   Distribution expenses-- Class B                                                           121,922
   Distribution expenses-- Class C                                                            32,127
   Registration fees                                                                          49,066
   Reports and statements to shareholders                                                     39,885
   Custodian fees                                                                             14,902
   Accounting and administration fees                                                         11,650
   Professional fees                                                                           5,492
   Trustees' fees                                                                              1,698
   Other                                                                                       8,931
                                                                                          ----------
                                                                                                           606,505
   Less expenses absorbed or waived                                                                       (226,126)
   Less expenses paid indirectly                                                                            (1,184)
                                                                                                       -----------
   Total expenses                                                                                          379,195
                                                                                                       -----------
Net Investment Income                                                                                    1,668,104
                                                                                                       -----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
   Net realized gain (loss) on:
   Investments                                                                                            (646,128)
   Futures contracts                                                                                       (10,429)
   Foreign currencies                                                                                     (515,416)
   Swap agreements                                                                                           6,843
                                                                                                       -----------
   Net realized loss                                                                                    (1,165,130)
   Net change in unrealized appreciation/depreciation of investments and foreign currencies                621,032
                                                                                                       -----------
Net Realized and Unrealized Loss on Investments and Foreign Currencies                                    (544,098)
                                                                                                       -----------

Net Increase in Net Assets Resulting from Operations                                                   $ 1,124,006
                                                                                                       ===========

See accompanying notes

Statements                                        Delaware Strategic Income Fund
       of Changes in Net Assets

                                                                                                             Year Ended
                                                                                                        7/31/02       7/31/01
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                            $ 1,668,104     $ 2,243,043
   Net realized loss on investments and foreign currencies                                           (1,165,130)     (3,819,575)
   Net change in unrealized appreciation/depreciation of investments and foreign currencies             621,032         805,730
                                                                                                    -----------     -----------
   Net increase (decrease) in net assets resulting from operations                                    1,124,006        (770,802)
                                                                                                    -----------     -----------

Dividend and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                           (347,032)       (556,173)
     Class B                                                                                           (387,681)       (591,870)
     Class C                                                                                           (102,168)       (173,243)
     Institutional Class                                                                                (66,444)        (62,028)

   In excess of net investment income:
     Class A                                                                                                 --        (165,666)
     Class B                                                                                                 --        (176,300)
     Class C                                                                                                 --         (51,604)
     Institutional Class                                                                                     --         (18,476)

   Return of capital:
     Class A                                                                                           (338,054)       (300,459)
     Class B                                                                                           (377,652)       (319,743)
     Class C                                                                                            (99,524)        (93,590)
     Institutional Class                                                                                (64,726)        (33,509)
                                                                                                    -----------     -----------
                                                                                                     (1,783,281)     (2,542,661)
                                                                                                    -----------     -----------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                          1,143,839       1,814,326
     Class B                                                                                          1,519,320       2,535,864
     Class C                                                                                            695,365         550,364
     Institutional Class                                                                                969,847         808,019

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                            454,394         679,334
     Class B                                                                                            388,535         573,448
     Class C                                                                                            132,561         212,230
     Institutional Class                                                                                131,170         114,016
                                                                                                    -----------     -----------
                                                                                                      5,435,031       7,287,601
                                                                                                    -----------     -----------
   Cost of shares repurchased:
     Class A                                                                                        (2,913,651)      (2,986,908)
     Class B                                                                                        (2,504,551)      (3,092,866)
     Class C                                                                                          (929,681)      (1,459,822)
     Institutional Class                                                                              (262,378)        (338,642)
                                                                                                    -----------     -----------
                                                                                                    (6,610,261)      (7,878,238)
                                                                                                    -----------     -----------
Decrease in net assets derived from capital share transactions                                      (1,175,230)        (590,637)
                                                                                                    -----------     -----------
Net Decrease in Net Assets                                                                          (1,834,505)      (3,904,100)

Net Assets:
   Beginning of year                                                                                 27,963,586      31,867,686
                                                                                                    -----------     -----------
   End of year                                                                                      $26,129,081     $27,963,586
                                                                                                    ===========     ===========

See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Strategic Income Fund Class A

                                                                                                   Year Ended
                                                                            7/31/02(1)  7/31/01      7/31/00     7/31/99     7/31/98
Net asset value, beginning of period                                         $3.870     $4.320       $4.860      $5.480      $5.700

Income (loss) from investment operations:
Net investment income(2)                                                      0.253      0.327        0.413       0.462       0.444
Net realized and unrealized loss on
   investments and foreign currencies                                        (0.083)    (0.407)      (0.540)     (0.607)     (0.104)
                                                                             ------     ------       ------      ------      ------
Total from investment operations                                              0.170     (0.080)      (0.127)     (0.145)      0.340
                                                                             ------     ------       ------      ------      ------

Less dividends and distributions:
From net investment income                                                   (0.137)    (0.201)      (0.356)     (0.440)     (0.440)
In excess of net investment income                                               --     (0.060)      (0.057)         --          --
From net realized gain on investments                                            --        --            --      (0.035)     (0.120)
Return of capital                                                            (0.133)    (0.109)          --          --          --
                                                                             ------     ------       ------      ------      ------
Total dividends and distributions                                            (0.270)    (0.370)      (0.413)     (0.475)     (0.560)
                                                                             ------     ------       ------      ------      ------

Net asset value, end of period                                               $3.770     $3.870       $4.320      $4.860      $5.480
                                                                             ======     ======       ======      ======      ======

Total return(3)                                                               4.54%     (1.85%)      (2.67%)     (2.77%)      6.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                      $8,932    $10,488      $12,238     $18,757     $17,871
Ratio of expenses to average net assets                                       1.00%      1.00%        1.00%       1.00%       1.00%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                   1.84%      1.99%        1.75%       1.55%       1.73%
Ratio of net investment income to average net assets                          6.60%      8.06%        9.20%       8.97%       7.93%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                   5.76%      7.07%        8.45%       8.42%       7.20%
Portfolio turnover                                                             349%       200%         127%        156%        175%

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Strategic Income Fund Class B

                                                                                                   Year Ended
                                                                            7/31/02(1)  7/31/01     7/31/00     7/31/99     7/31/98
Net asset value, beginning of period                                         $3.860     $4.320      $4.860      $5.480      $5.700

Income (loss) from investment operations:
Net investment income(2)                                                      0.224      0.297       0.378       0.424       0.402
Net realized and unrealized loss on
   investments and foreign currencies                                        (0.073)    (0.418)     (0.540)     (0.607)     (0.100)
                                                                             ------     ------      ------      ------      ------
Total from investment operations                                              0.151     (0.121)     (0.162)     (0.183)      0.302
                                                                             ------     ------      ------      ------      ------

Less dividends and distributions:
From net investment income                                                   (0.122)    (0.184)     (0.325)     (0.402)     (0.402)
In excess of net investment income                                               --     (0.055)     (0.053)         --          --
From net realized gain on investments                                            --         --          --      (0.035)     (0.120)
Return of capital                                                            (0.119)    (0.100)         --          --          --
                                                                             ------     ------      ------      ------      ------
Total dividends and distributions                                            (0.241)    (0.339)     (0.378)     (0.437)     (0.522)
                                                                             ------     ------      ------      ------      ------

Net asset value, end of period                                               $3.770     $3.860      $4.320      $4.860      $5.480
                                                                             ======     ======      ======      ======      ======

Total return(3)                                                               4.03%     (2.61%)     (3.63%)     (3.31%)      5.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $11,827    $12,718     $14,184     $19,318     $15,602
Ratio of expenses to average net assets                                       1.75%      1.75%       1.75%       1.75%       1.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                   2.59%      2.74%       2.50%       2.30%       2.48%
Ratio of net investment income to average net assets                          5.85%      7.31%       8.45%       8.22%       7.18%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                   5.01%      6.32%       7.70%       7.67%       6.45%
Portfolio turnover                                                             349%       200%        127%        156%        175%

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Strategic Income Fund Class C

                                                                                                   Year Ended
                                                                            7/31/02(1)  7/31/01      7/31/00     7/31/99     7/31/98
Net asset value, beginning of period                                         $3.860      $4.320      $4.860      $5.480      $5.700

Income (loss) from investment operations:
Net investment income(2)                                                      0.224       0.297       0.378       0.424       0.402
Net realized and unrealized loss on
   investments and foreign currencies                                        (0.073)     (0.418)     (0.540)     (0.607)     (0.100)
                                                                             ------      ------      ------      ------      ------
Total from investment operations                                              0.151      (0.121)     (0.162)     (0.183)      0.302
                                                                             ------      ------      ------      ------      ------

Less dividends and distributions:
From net investment income                                                   (0.122)     (0.184)     (0.325)     (0.402)     (0.402)
In excess of net investment income                                               --      (0.055)     (0.053)         --          --
From net realized gain on investments                                            --          --          --      (0.035)     (0.120)
Return of capital                                                            (0.119)     (0.100)         --          --          --
                                                                             ------      ------      ------      ------      ------
Total dividends and distributions                                            (0.241)     (0.339)     (0.378)     (0.437)     (0.522)
                                                                             ------      ------      ------      ------      ------

Net asset value, end of period                                               $3.770      $3.860      $4.320      $4.860      $5.480
                                                                             ======      ======      ======      ======      ======

Total return(3)                                                               4.03%      (2.84%)     (3.41%)     (3.32%)      5.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                      $3,086      $3,265      $4,402      $6,548      $5,276
Ratio of expenses to average net assets                                       1.75%       1.75%       1.75%       1.75%       1.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                   2.59%       2.74%       2.50%       2.30%       2.48%
Ratio of net investment income to average net assets                          5.85%       7.31%       8.45%       8.22%       7.18%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                   5.01%       6.32%       7.70%       7.67%       6.45%
Portfolio turnover                                                             349%        200%        127%        156%        175%

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Strategic Income Fund Institutional Class

                                                                                                   Year Ended
                                                                            7/31/02(1)  7/31/01      7/31/00     7/31/99     7/31/98
Net asset value, beginning of period                                         $3.860     $4.310       $4.850      $5.470      $5.700

Income (loss) from investment operations:
Net investment income(2)                                                      0.263      0.338        0.424       0.475       0.458
Net realized and unrealized loss on
   investments and foreign currencies                                        (0.073)    (0.408)      (0.540)     (0.603)     (0.111)
                                                                             ------     ------       ------      ------      ------
Total from investment operations                                              0.190     (0.070)      (0.116)     (0.128)      0.347
                                                                             ------     ------       ------      ------      ------

Less dividends and distributions:
From net investment income                                                   (0.142)    (0.207)      (0.365)     (0.457)     (0.457)
In excess of net investment income                                               --     (0.062)      (0.059)         --          --
From net realized gain on investments                                            --         --           --      (0.035)     (0.120)
Return of capital                                                            (0.138)    (0.111)          --          --          --
                                                                             ------     ------       ------      ------      ------
Total dividends and distributions                                            (0.280)    (0.380)      (0.424)     (0.492)     (0.577)
                                                                             ------     ------       ------      ------      ------

Net asset value, end of period                                               $3.770     $3.860       $4.310      $4.850      $5.470
                                                                             ======     ======       ======      ======      ======

Total return(3)                                                               5.08%     (1.61%)      (2.45%)     (2.46%)      6.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                      $2,284     $1,493       $1,044      $4,350      $3,764
Ratio of expenses to average net assets                                       0.75%      0.75%        0.75%       0.75%       0.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                   1.59%      1.74%        1.50%       1.30%       1.48%
Ratio of net investment income to average net assets                          6.85%      8.31%        9.45%       9.22%       8.18%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                   6.01%      7.32%        8.70%       8.67%       7.45%
Portfolio turnover                                                             349%       200%         127%        156%        175%

(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

                                                  Delaware Strategic Income Fund
Notes                                             July 31, 2002
     to Financial Statements

Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Strategic Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to August 1, 2001, the Fund was not amortizing premium and was recognizing market discount at disposition on debt securities, which conformed to the Funds' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $175,724 reduction in cost of securities and a corresponding $175,724 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on August 1, 2001.

In addition, effective August 1, 2001, the Fund adopted the provision of the Guide that requires gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to August 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income of $215,365, an increase in net unrealized appreciation (depreciation) of $2,523, and an increase in net realized gains (losses) of $212,842. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

Notes                                             Delaware Strategic Income Fund
     to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $647 for the year ended July 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2002 were approximately $537. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL an annual fee which is equal to one third of its investment management fees. The Fund does not pay any fees directly to DIAL.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through March 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of Class A shares' average daily net assets. No distribution expenses are paid by Institutional Class shares.

At July 31, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent fees, accounting
   and other expenses payable to DSC                     $    (17,617)

Other expenses payable to DMC and affiliates                   (1,565)

Receivable from DMC under expense limitation agreement         12,795

For the year ended July 31, 2002, DDLP earned $2,090 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC, DDLP and DIAL are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2002, the Fund made purchases of $82,292,898 and sales of $84,270,019 of investment securities other than U.S. government securities and short-term investments.

At July 31, 2002, the cost of investments for federal income tax purposes was $28,385,533. At July 31, 2002, the net unrealized depreciation was $1,868,050, of which $541,104 related to unrealized appreciation of investments and $2,409,154 related to unrealized depreciation of investments.

4. Dividends and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:

                                             Year Ended
                                       7/31/02       7/31/01
Ordinary Income                      $  903,325    $1,795,360
Return of capital                       879,956       747,301
                                     ----------    ----------
Total                                $1,783,281    $2,542,661
                                     ==========    ==========

As of July 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest              $ 39,791,001
Capital loss carryforwards                  (10,993,286)
Post-October losses                            (445,423)
Post-October currency losses                   (355,161)
Unrealized depreciation
   of investments and foreign currencies     (1,868,050)
                                           ------------
Net assets                                 $ 26,129,081
                                           ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $4,111,328 expires in 2008, $4,750,913 expires in 2009 and $2,131,045 expires in 2010.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through July 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

Notes                                             Delaware Strategic Income Fund
     to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                 Year Ended
                                           7/31/02        7/31/01
Shares sold:
     Class A                                298,073        442,324
     Class B                                397,322        625,341
     Class C                                182,237        134,755
     Institutional Class                    254,129        201,130

Shares issued upon reinvestment of
 dividends and distributions:
     Class A                                119,085        168,299
     Class B                                101,856        142,147
     Class C                                 34,755         52,570
     Institutional Class                     34,423         28,403
                                         ----------     ----------
                                          1,421,880      1,794,969
                                         ----------     ----------

Shares repurchased:
     Class A                               (762,243)      (731,178)
     Class B                               (653,489)      (761,563)
     Class C                               (243,111)      (362,083)
     Institutional Class                    (68,591)       (84,791)
                                         ----------     ----------
                                         (1,727,434)    (1,939,615)
                                         ----------     ----------
Net decrease                               (305,554)      (144,646)
                                         ==========     ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of July 31, 2002, or at any time during the year.

7. Foreign Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at July 31, 2002.

8. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at July 31, 2002 were as follows:

    Contracts           Notional                            Unrealized
  To Buy/(Sell)      Cost (Proceeds)    Expiration Date     Gain (Loss)
------------------   ---------------    ---------------     -----------
(1) U.S. 10 year
    Swap                $(106,490)           09/02           $    (10)
(5) U.S. Treasury
    10 year Note         (549,559)           09/02             (1,396)
2 U.S. Treasury
    20 year Note          214,208            09/02             (2,333)
                                                             --------
                                                             $ (3,739)
                                                             ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

9. Swap Agreements
During the year ended July 31, 2002, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment

Notes                                             Delaware Strategic Income Fund
     to Financial Statements (continued)

9. Swap Agreements (continued)

to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At July 31, 2002, the Fund had no total return swap agreements outstanding.

10. Credit and Market Risks

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, disposition of securities by the Fund may be inhibited.

The Fund may invest up to 60% of net assets in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

11. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2002, the Fund designates distributions paid during the year as follows:

     (A)             (B)
  Long-Term       Ordinary                       (D)
Capital Gains      Income           (C)         Total            (E)
Distributions   Distribution      Return    Distribution     Qualifying
 (Tax Basis)     (Tax Basis)    of Capital   (Tax Basis)    Dividends(1)
--------------------------------------------------------------------------------
      0%             51%            49%         100%             0%

(A), (B) and (C) are based on a percentage of the Fund's total distributions.

(E) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
      of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Income Funds -- Delaware Strategic Income Fund

We have audited the accompanying statement of net assets of Delaware Strategic Income Fund (the "Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Strategic Income Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 6, 2002

Board of Trustees/Officers
       Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                 Principal                   Number of
     Name,                     Position(s)                                      Occupation(s)            Portfolios in Fund
   Address                      Held with            Length of Time                During                 Complex Overseen
and Birthdate                    Fund(s)                Served                   Past 5 Years               by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)      Chairman               2 Years              Since January 1, 2000,              89
   2005 Market Street           and Trustee                                Mr. Haldeman has served in
   Philadelphia, PA                                                       various capacities at different
       19103                                                              times at Delaware Investments(2)

   October 29, 1948                                                          President/Chief Operating
                                                                                 Officer/Director -
                                                                              United Asset Management
                                                                          (January 1998 - January 2000)

                                                                                Partner/Director -
                                                                             Cooke and  Bieler, Inc.
                                                                             (Investment Management)
                                                                            (June 1974 - January 1998)

David K. Downes(3)               President,              9 Years -                Mr. Downes has                107
2005 Market Street             Chief Executive       Executive Officer          served in various
 Philadelphia, PA                 Officer,                                     executive capacities
     19103                    Chief Financial        3 Years - Trustee         at different times
                             Officer and Trustee                              at Delaware Investments
   January 8, 1940


Independent Trustees

  Walter P. Babich                 Trustee               14 Years                  Board Chairman -             107
460 North Gulph Road                                                        Citadel Constructors, Inc.
 King of Prussia, PA                                                              (1989 - Present)
       19406


   October 1, 1927

 John H. Durham                    Trustee               23 Years(4)             Private Investor               107
  P.O. Box 819
Gwynedd Valley, PA
     19437

 August 7, 1937


                                         Other
     Name,                            Directorships
   Address                              Held by
and Birthdate                           Trustee
-----------------------------------------------------------

Interested Trustees

Charles E. Haldeman, Jr.(1)                None
   2005 Market Street
   Philadelphia, PA
       19103

   October 29, 1948



David K. Downes(3)                    Director/President -
2005 Market Street                      Lincoln National
 Philadelphia, PA                    Convertible Securities
     19103                                 Fund, Inc.

   January 8, 1940                      Director/President -
                                         Lincoln National
                                         Income Fund, Inc.
Independent Trustees

  Walter P. Babich                              None
460 North Gulph Road
 King of Prussia, PA
       19406


   October 1, 1927

 John H. Durham                              Trustee -
  P.O. Box 819                          Abington Memorial
Gwynedd Valley,                            PA Hospital
     19437

 August 7, 1937                         President/Director -
                                         22 WR Corporation

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.
(2) Delaware Investments is the marketing name for Delaware Management Holdings,
    Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                                 Principal                   Number of
     Name,                     Position(s)                                      Occupation(s)            Portfolios in Fund
   Address                      Held with            Length of Time                During                 Complex Overseen
and Birthdate                    Fund(s)                Served                   Past 5 Years               by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

John A. Fry                      Trustee                1 Year                   President -                     89
P.O. Box 3003                                                                Franklin & Marshall College
Lancaster, PA                                                                   (June 2002 - Present)
   17604
                                                                             Executive Vice President -
                                                                              University of Pennsylvania
May 28, 1960                                                                   (April 1995 - June 2002)


Anthony D. Knerr                 Trustee               12 Years              Founder/Managing Director -        107
500 Fifth Avenue                                                             Anthony Knerr & Associates
New York, NY                                                                   (1990 - Present)
   10110

December 7, 1938


Ann R. Leven                    Trustee                13 Years             Treasurer/Chief Fiscal Officer -    107
785 Park Avenue                                                                National Gallery of Art
New York, NY                                                                       (1994 - 1999)
  10021

November 1, 1940




  Thomas F. Madison             Trustee                8 Years                       President/Chief            107
200 South Fifth Street                                                            Executive Officer -
    Suite 2100                                                                     MLM Partners, Inc.
  Minneapolis, MN                                                              (Small Business Investing
       55402                                                                         and Consulting)
                                                                                 (January 1993 - Present)
  February 25, 1936






Janet L. Yeomans                Trustee               3 Years                   Vice President Treasurer -      107
 Building 220-13W-37                                                                3M Corporation
 St. Paul, MN                                                                     (July 1995 - Present)
   55144
                                                                                 Ms. Yeomans has held
 July 31, 1948                                                                    various management
                                                                                positions at 3M Corporation
                                                                                      since 1983.

                                      Other
     Name,                         Directorships
   Address                           Held by
and Birthdate                        Trustee
---------------------------------------------------

Independent Trustees (continued)

John A. Fry                         Director -
P.O. Box 3003                    Sovereign Bancorp
Lancaster, PA
   17604
                                     Director -
                                  Sovereign Bank
May 28, 1960


Anthony D. Knerr                        None
500 Fifth Avenue
New York, NY
   10110

December 7, 1938


  Ann R. Leven                       Director -
785 Park Avenue                Recoton Corporation
 New York, NY
   10021                             Director -
                                  Systemax, Inc.
November 1, 1940
                                    Director -
                              Andy Warhol Foundation


Thomas F. Madison                  Director - Valmont
200 South Fifth Street              Industries, Inc.
    Suite 2100
  Minneapolis, MN                  Director - ACI
       55402                      Telecentrics Inc.

  February 25, 1936              Director - Digital
                                     River Inc.

                                 Director - Rimage
                                    Corporation


Janet L. Yeomans                       None
 Building 220-13W-37
 St. Paul, MN
   55144

 July 31, 1948

                                       27

                                                                                 Principal                   Number of
     Name,                     Position(s)                                      Occupation(s)            Portfolios in Fund
   Address                      Held with            Length of Time                During                 Complex Overseen
and Birthdate                    Fund(s)                Served                   Past 5 Years            by Trustee/Officer
--------------------------------------------------------------------------------------------------------------------------------
Officers

  William E. Dodge           Executive Vice            2 Years        Executive Vice President and              107
2005 Market Street           President and                              Chief Investment Officer -
 Philadelphia, PA           Chief Investment                                Equity of Delaware
      19103                 Officer - Equity                        Investment Advisers, a series of
                                                                           Delaware Management
June 29, 1949                                                                 Business Trust
                                                                          (April 1999 - Present)

                                                                           President, Director
                                                                            of Marketing and
                                                                        Senior Portfolio Manager -
                                                                       Marvin & Palmer Associates
                                                                         (Investment Management)
                                                                       (August 1996 - April 1999)

 Jude T. Driscoll            Executive Vice            1 Year         Executive Vice President and              107
2005 Market Street           President and                              Head of Fixed-Income of
 Philadelphia, PA               Head of                               Delaware Investment Advisers,
     19103                    Fixed-Income                                a series of Delaware
                                                                        Management Business Trust
March 10, 1963                                                           (August 2000 - Present)

                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                         (June 1998 - August 2000)

                                                                            Managing Director -
                                                                       NationsBanc Capital Markets
                                                                       (February 1996 - June 1998)

Richard J. Flannery          Executive Vice President, 5 Years         Mr. Flannery has served in               107
2005 Market Street             General Counsel                      and various executive capacities
 Philadelphia, PA          Chief Administrative Officer                  at different times at
      19103                                                              Delaware Investments.

 September 30, 1957

Richelle S. Maestro            Senior Vice President,  9 Years          Ms. Maestro has served in               107
2005 Market Street             Deputy General Counsel                 various executive capacities
 Philadelphia, PA                  and Secretary                         at different times at
      19103                                                              Delaware Investments.

 November 26, 1957

Michael P. Bishof              Senior Vice President   6 Years          Mr. Bishof has served in                107
2005 Market Street                 and Treasurer                      various executive capacities
 Philadelphia, PA                                                         at different times at
      19103                                                               Delaware Investments.

August 18, 1962


                                     Other
     Name,                       Directorships
   Address                          Held by
and Birthdate                   Trustee/Officer
---------------------------------------------------

Officers

  William E. Dodge                    None
2005 Market Street
 Philadelphia, PA
      19103

June 29, 1949





 Jude T. Driscoll                     None
2005 Market Street
 Philadelphia, PA
     19103

March 10, 1963






Richard J. Flannery                   None
2005 Market Street
 Philadelphia, PA
      19103

 September 30, 1957

Richelle S. Maestro                   None
2005 Market Street
 Philadelphia, PA
     19103

 November 26, 1957

Michael P. Bishof                     None
2005 Market Street
 Philadelphia, PA
     19103

August 18, 1962

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
-----------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                         Contact Information
Charles E. Haldeman, Jr.                     William E. Dodge                            Investment Manager
Chairman                                     Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds         Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                         Delaware International Advisers Ltd.
Board Chairman                               Jude T. Driscoll                            London, England
Citadel Constructors, Inc.                   Executive Vice President and
King of Prussia, PA                          Head of Fixed Income                        National Distributor
                                             Delaware Investments Family of Funds        Delaware Distributors, L.P.
David K. Downes                              Philadelphia, PA                            Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds         Richard J. Flannery                         Shareholder Servicing, Dividend
Philadelphia, PA                             President and Chief Executive Officer       Disbursing and Transfer Agent
                                             Delaware Distributors, L.P.                 Delaware Service Company, Inc.
John H. Durham                               Philadelphia, PA                            2005 Market Street
Private Investor                                                                         Philadelphia, PA 19103-7094
Gwynedd Valley, PA                           Richelle S. Maestro
                                             Senior Vice President, Deputy General       For Shareholders
John A. Fry                                  Counsel and Secretary                       800 523-1918
President                                    Delaware Investments Family of Funds
Franklin & Marshall College                  Philadelphia, PA                            For Securities Dealers and Financial
Lancaster, PA                                                                            Institutions Representatives Only
                                             Michael P. Bishof                           800 362-7500
Anthony D. Knerr                             Senior Vice President and Treasurer
Consultant                                   Delaware Investments Family of Funds        Web site
Anthony Knerr & Associates                   Philadelphia, PA                            www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6565)                                                        Printed in the USA
AR-125 [7/02] VG 9/02                                                      J8555